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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                   May 6, 2004







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)

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

                 Delaware                                  1-12084                                  34-1559357
          (State of incorporation)                 (Commission File Number)              (IRS Employer identification No.)

            300 Madison Avenue
               Toledo, Ohio                                                                           43604
(Address of principal executive offices)                                                            (Zip Code)
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       Registrant's telephone number, including area code: (419) 325-2100







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ITEM 9.  REGULATION FD DISCLOSURE
---------------------------------

         This disclosure is being furnished to the U.S. Securities and Exchange Commission under Item 9 of Form 8-K.

         On May 6, 2004, Libbey Inc. issued a press release in which it announced a new General Counsel effective July 1, 2004 and reviewed its annual meeting of shareholders in Syracuse, New York.

         The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                      LIBBEY INC.
                                      Registrant

Date:    May 6, 2004                  By:      /s/ Scott M. Sellick
     ---------------------                -------------------------------------
                                      Scott M. Sellick
                                      Vice President, Chief Financial Officer
                                      (Principal Accounting Officer)





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                                  EXHIBIT INDEX

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
Exhibit No.                          Description                      Page No.
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    99.1               Text of press release dated May 6, 2004          E-1
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